EXHIBIT 23.3

                         Chemetall Oakite
                           50 Valley Road
                      BERKLEY HEIGHTS, NJ 07922


                        CONSENT OF SUPPLIER


As a product supplier to Itec Environmental Group, Inc, we consent to the use of our test data results produced for Itec Environmental Group, Inc dated August 12, 2003 in the Registration Statement on Form SB-2/A, Amendment No. 5.

Sincerely,

s/s Roy Orsini
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Roy Orsini
Chemetall Oakite
Berkley Heights, NJ
January 14, 2004